As filed with the Securities and Exchange Commission on May 20, 2010

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS

Three Canal Plaza, Suite 600

Portland, Maine 04101

Stacey E. Hong, Principal Executive Officer

Three Canal Plaza, Suite 600

Portland, Maine 04101

207-347-2000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2009 – March 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

Semi-Annual Report

March 31, 2010

(Unaudited)

GRISANTI BROWN VALUE FUND

Dear Shareholder,

What a difference a year makes. The last quarter was a solid quarter as the Grisanti Brown Value Fund (the “Fund”) was ahead of the S&P 500 Index. It seems like ancient history, but a year ago our Semi-Annual Report was given over to a defense of U.S. equities, an asset class, we wrote, “that has been beaten up, discredited and left for dead.” We compared the miserable trailing ten-year returns for the S&P 500 Index at the end of March 2009 to those from 1938 and 1975, and noted that buying stocks at such entry points has been richly rewarding. The financial crisis was everyone’s worst nightmare but it was also the moment value investors had been waiting a generation for. But now, the S&P 500 is up 77% from the bottom last March, with 478 stocks in the S&P 500 Index up versus a year ago (that’s 96 percent of the index!). The compelling thirty-year-low valuations have disappeared and the way forward is less clear. What follows is a more nuanced view of the investment landscape, with a particular focus on those investments we believe can produce positive returns in a more fairly valued market.

Value investors are never completely happy people. We are enthused by rising stock prices for our portfolio companies, which is the sole reason for our existence (at least professionally). But rising prices in turn bring higher valuations, more risk and ultimately more angst. For that reason, as stock prices rose in the first quarter we grew concerned about overly optimistic expectations and sold five holdings in the Fund, an unusually high number. Each was a profitable investment, and one (Hewlett Packard) that we had held since the Fund’s inception in October 2005 returned 89% since initial purchase including dividends (versus the S&P 500 Index, up 9% in the same period including dividends).

On the other hand, while valuations make us more guarded about the market as a whole, we continue to believe that the current economic environment, at least in the short term, is generally benign for equities. We realize that many people disagree with this statement, but we believe the facts are on our side. Over the last year we have written about the effects of the massive government stimulus both here and abroad. It has clearly taken hold. The Index of Leading Economic Indicators just posted its largest year-on-year increase since 1983. 162,000 jobs were created in March, the best showing in almost three years. A year ago the U.S. was losing more than 700,000 jobs a month. Home prices have posted seven consecutive month-on-month increases. Inflation seems dormant, at least in the short term. There are lots of reasons to be concerned about the longer term, but current economic conditions are clearly on the mend.

All this is not surprising. U.S. citizens have paid a lot of money for this recovery, and right now it looks like we bought ourselves a good one. The problem is, we paid for it the good old American way – on credit – and the bill will come due sooner or later. As we discussed in our last letter, it is this problem of enormous deficits and a soaring debt-to-GDP ratio that keeps us up at night. These conditions will not solve themselves. If the deficits were smaller, we could “grow our way out” through increased economic activity leading to higher government revenues. But the current deficits are simply too high for such a solution – the math just doesn’t work. There must be a political solution comprised of some combination of higher taxes and reduced spending. But anyone who had the treat of watching the recent healthcare reform bill drag itself Frankenstein-like through the House and Senate must despair about Congress solving our debt problems. We believe this is the single most important economic issue of the decade, much as ‘stagflation’ typified the late 1970s. While the chickens have not yet come home to roost, they have certainly been hatched.

But for right now, the issue before us is which stocks are still cheap enough to merit investment after a 77% market run. Market action for the first quarter of 2010 can be summed up as investors coming to accept the fact that the economy is getting better. They are answering the question we posed in our last letter: ‘What if the world doesn’t end?’ As employment recovers and home prices stabilize, corporate profits will have strong growth over 2009, if only because last year’s miserable earnings (or in many cases last year’s losses) are so easy to surpass. Our financial companies led the Fund higher, and one of the Fund’s larger positions, Bank of America, was a strong performer in the quarter (up 19%). The economically sensitive industrial stocks, including Terex (cranes and heavy equipment), up 15%; Navistar (heavy trucks), up 16%; and Lear (auto parts), up 17%; all benefited from investors’ expectations of better times ahead. The most frustrating stock in the Fund has got to be Pfizer, which is AA-rated, just raised its dividend, enjoys strong cash flow, and still sells at less than eight times this year’s earnings. It was down 5% in the quarter. Teva Pharmaceuticals, on the other hand, was up 12% for the quarter. The largest maker of generic drugs is clearly benefiting from increased focus on healthcare savings.

As we mentioned above, we are more concerned with valuations now than a year ago, but we did make two major new investments, Dell Computer and Valero Energy. Both deserve discussion because, while the jury will be out for a while on whether they are good investments, they epitomize our contrarian investment philosophy.

GRISANTI BROWN VALUE FUND

Dell is the second largest maker of personal computers and servers in the United States. It was a technology darling in the 1990s, rising from (split-adjusted) 10 cents a share to almost $60 by 2000, when it sold for almost 100 times earnings. The last decade has brought many changes to the market, not least to Dell. We bought the stock in March for less than $14, about 11 times our 2011 earnings estimate. At the same time, we were selling our long-time holding Hewlett Packard, which is the largest maker of PCs. We purchased Hewlett after it was integrating its unpopular purchase of Compaq Computer and the stock was languishing. It turned around the Compaq businesses, the technology market rose out of recession and the stock became a terrific investment. Now, everyone seems to be favorably inclined towards Hewlett and its management, and we believe the stock price reflects this optimistic view. Dell, on the other hand, reminds us of Hewlett seven years ago: discredited and labeled a technology “has-been”. The following chart shows the divergence of the two largest PC companies since we purchased Hewlett Packard in 2005:

But the investment case for Dell is not based on the fact that its stock price has done poorly this decade while that of its rival has excelled. Rather, we believe Hewlett is now fairly priced but Dell may be at an important inflection point. We think a corporate upgrade cycle over the next 12 months is highly likely, and this will disproportionately benefit Dell. The majority of Dell’s sales are to corporations, where spending on equipment and software in 2009 fell to a 40-year-low relative to GDP, creating strong pent-up demand. When combined with an aging installed base and a new and well-received operating system (Windows 7), this should create a corporate PC upgrade cycle later this year. The corporate market is more important to Dell than to any of its peers, so this cycle will likely stem share losses and perhaps drive hardware share gains for Dell for the first time in years. As always, valuation is key: at 11 times next year’s earnings we think there is a lot of upside to the stock on a fundamental basis.

We have a tongue-in-cheek contrarian test that if the mention of a new stock idea makes a listener “gag” at the awfulness of the industry or the business, then perhaps we’re on the right track. Valero Energy, the nation’s largest independent oil refinery, definitely has the “gag factor” going for it. Oil refining – the business of taking crude oil and turning it into gasoline, diesel and other petroleum products – has been a dirty, deeply cyclical business for over 100 years. It is currently suffering its worst slump since the late 1970s, when high oil prices forced Americans to use less gasoline. In fact, 2009 was the first year since 1978 that Americans drove fewer miles than the year before. In 2007 Valero sold for $78 a share, but is now selling at $19. We calculate the

GRISANTI BROWN VALUE FUND

value of the refineries is about $53 a share, so we are paying a bit more than one-third of asset value. Valero is losing money right now, at what we believe is the bottom of the refining cycle. It remains the only independent refinery with an investment grade rating, and it has established a profitable position in ethanol manufacturing. As the economy continues to improve, we believe Valero will anticipate a 2011 turn in refining margins and has the potential to be a superlative investment from current levels, even in a mediocre overall market.

Finally, at the end of 2009 we initiated a position in an oil services company, Weatherford International (which was not described in last quarter’s letter since orders were still on the trading desk at year end). Weatherford is one of the world’s largest oil service companies. The company’s shares had declined sharply from the high $40s two years ago to the mid-teens as many large oil companies reduced exploration spending in the economic crisis of 2008 and Weatherford’s profits declined sharply. As the world economies improve, we expect exploration spending to increase over the next several years. Weatherford is well positioned to benefit from this global spending increase with over 75% of its earnings coming from overseas. In 2012, we estimate the company can earn $2.00 per share. If the shares return to their historical P/E multiple, the shares should trade in the low $40s, or more than double the current price. While not a part of our investment thesis, we are encouraged by recent industry consolidation, most notably Schlumberger’s acquisition of Smith International. In our opinion, this reflects major oil companies’ desire to have fewer vendors providing a wider range of services. In this regard, Weatherford could be an attractive take-over candidate.

Business at Grisanti Brown & Partners continues to improve from a year ago – as is true for many of our portfolio companies, last year’s business conditions are not hard to beat! The firm remains profitable and we have finished our lease negotiations in Rockefeller Center, maintaining our office space through the end of 2015.

In summary, we expect the economy will continue to improve, but the market will start looking ahead to higher interest rates and troubling government debt issues. For that reason, we continue to favor those investments (like Dell, Valero and others) that can take advantage of good news that is company-specific and thus not correlated with the overall market. As always, we continue to be fixated on valuation in addition to good business prospects, because we believe buying a good business at the right price is what ultimately determines your total return. While these are calmer times than a year ago, with the market up so much, they are actually trickier times to find good investments. We will continue to work in that direction and look forward to reporting back to you next quarter with the results.

Christopher C. Grisanti Portfolio Manager	Vance C. Brown Portfolio Manager

Robert G. Gebhart Portfolio Manager

Grisanti Brown & Partners LLC – Adviser to the Grisanti Brown Value Fund

The views presented in the letter were those of the Fund managers as of March 31, 2010, and may not reflect their views on the date this letter is first published or at anytime thereafter. These views are intended to assist the shareholders in understanding their investment in the Fund and do not constitute investment advice. None of the information presented should be construed as an offer to sell or recommendation of any security mentioned herein.

Past performance is no guarantee of future results. All investing involves risk, including the possible loss of principal. As a non-diversified fund, the Fund may focus a larger percentage of its assets in the securities of fewer issuers. Concentration of the Fund in a limited number of securities exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

GRISANTI BROWN VALUE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Shares	Security Description	Value
Common Stock – 97.8%

Consumer Discretionary – 4.4%
171,260	Wendy’s/Arby’s Group, Inc., Class A	$856,300

Consumer Staples – 7.6%
10,720	Energizer Holdings, Inc. (a)	672,787
22,150	Walgreen Co.	821,544

		1,494,331

Energy – 13.3%
47,770	The Williams Cos., Inc.	1,103,487
37,610	Valero Energy Corp.	740,917
48,070	Weatherford International, Ltd. (a)	762,390

		2,606,794

Financial Services – 18.0%
64,600	Bank of America Corp.	1,153,110
23,110	JPMorgan Chase & Co.	1,034,173
44,750	The Charles Schwab Corp.	836,377
3,030	The Goldman Sachs Group, Inc.	517,009

		3,540,669

Healthcare – 9.9%
55,500	Pfizer, Inc.	951,825
15,750	Teva Pharmaceutical Industries, Ltd., ADR	993,510

		1,945,335

Industrials – 11.8%
8,160	Lear Corp. (a)	647,496
22,150	Navistar International Corp. (a)	991,434
30,200	Terex Corp. (a)	685,842

		2,324,772

Insurance – 4.4%
16,730	Chubb Corp.	867,450

Materials – 4.0%
13,010	The Mosaic Co.	790,618

Technology – 24.4%
77,750	Applied Materials, Inc.	1,048,070
33,430	Cisco Systems, Inc. (a)	870,183
79,940	Dell, Inc. (a)	1,199,899
23,980	Fiserv, Inc. (a)	1,217,225
15,500	Microsoft Corp.	453,685

		4,789,062

Total Common Stock (Cost $17,318,476)		19,215,331

Shares	Security Description	Value
Total Investments – 97.8% (Cost $17,318,476)*		$19,215,331
Other Assets and Liabilities, Net – 2.2%		423,605

Total Net Assets – 100.0%		$19,638,936

ADR American Depositary Receipt

(a)	Non-income producing security.
*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$2,451,404
Gross Unrealized Depreciation	(554,549)

Net Unrealized Appreciation	$1,896,855

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, refer to Note 2 – Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$19,215,331
Level 2 – Other Significant Observable Inputs	–
Level 3 – Significant Unobservable Inputs	–

Total Investments	$19,215,331

The Level 1 inputs displayed in this table are Common Stock. Refer to the Schedule of Investments for a further breakout of each security by type.

% of Total Net Assets

4	See Notes to Financial Statements.

GRISANTI BROWN VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2010

ASSETS
Total investments, at value (Cost $17,318,476)	$19,215,331
Cash	409,799
Receivables:
Dividends and interest	6,335
From investment adviser	8,080
Other receivables	1,743
Prepaid expenses	9,246

Total Assets	19,650,534

LIABILITIES
Accrued Liabilities:
Trustees’ fees and expenses	28
Compliance services fees	2,298
Fund service fees	9,272

Total Liabilities	11,598

NET ASSETS	$19,638,936

NET ASSETS REPRESENT
Paid-in capital	$34,167,826
Accumulated undistributed net investment income	1,446
Accumulated net realized loss on investments	(16,427,191)
Net unrealized appreciation on investments	1,896,855

NET ASSETS	$19,638,936

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Based on net assets of $19,638,936 and 2,408,723 shares outstanding at $0.00 par value (unlimited shares authorized)	$8.15

See Notes to Financial Statements.	5

GRISANTI BROWN VALUE FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MARCH 31, 2010

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $708)	$114,745
Interest income	987

Total Investment Income	115,732

EXPENSES
Investment adviser fees	77,815
Fund service fees	74,037
Compliance service fees	14,904
Professional fees	24,437
Custodian fees	2,796
Registration fees	8,417
Trustees’ fees and expenses	270
Miscellaneous expenses	10,658

Total Expenses	213,334
Fees waived and reimbursed	(122,701)

Net Expenses	90,633

NET INVESTMENT INCOME	25,099

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	717,878
Net change in unrealized appreciation on investments	896,963

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,614,841

INCREASE IN NET ASSETS FROM OPERATIONS	$1,639,940

6	See Notes to Financial Statements.

GRISANTI BROWN VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2010	Year Ended September 30, 2009
OPERATIONS:
Net investment income	$25,099	$241,095
Net realized gain/(loss) on investments	717,878	(7,079,079)
Net change in unrealized appreciation on investments	896,963	3,750,886

Net Increase/(Decrease) in Net Assets from Operations	1,639,940	(3,087,098)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
I Shares Class	(183,973)	(107,748)

Net Decrease in Net Assets from Distributions	(183,973)	(107,748)

CAPITAL SHARE TRANSACTIONS:
Sale of shares
I Shares Class	1,776,892	962,064
Investor Class	–	3,000
Contributions from share reclassification:
I Shares Class (Note 1)	–	4,657
Reinvestment of distributions
I Shares Class	183,973	98,963
Redemption of shares
I Shares Class	(1,303,921)	(11,976,182)
Redemptions from share reclassification:
Investor Class (Note 1)	–	(4,657)

Increase/(Decrease) from Capital Transactions	656,944	(10,912,155)

Increase/(Decrease) in Net Assets	2,112,911	(14,107,001)

NET ASSETS:
Beginning of period	17,526,025	31,633,026

End of period (a)	$19,638,936	$17,526,025

SHARES ISSUED & REDEEMED:
Sale of shares
I Shares Class	238,827	159,428
Investor Class	–	461
Contributions from share reclassification:
I Shares Class (Note 1)	–	896
Reinvestment of distributions
I Shares Class	23,831	15,834
Redemption of shares
I Shares Class	(170,089)	(1,850,016)
Redemptions from share reclassification:
Investor Class (Note 1)	–	(896)

Increase/(Decrease) in Shares	92,569	(1,674,293)

(a) Amount includes undistributed net investment income	$1,446	$160,320

See Notes to Financial Statements.	7

GRISANTI BROWN VALUE FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding of the Fund throughout each period.

I Shares Class	Six Months Ended March 31, 2010	Year Ended September 30, 2009 (a)	Year Ended September 30, 2008	Year Ended September 30, 2007	October 21, 2005 (b) through September 30, 2006
NET ASSET VALUE, Beginning of Period	$7.57	$7.93	$12.50	$11.17	$10.00

INVESTMENT OPERATIONS
Net investment income (c)	0.01	0.08	0.03	0.07	0.04
Net realized and unrealized gain (loss) on investments	0.65	(0.41)	(4.18)	1.29	1.14

Total from Investment Operations	0.66	(0.33)	(4.15)	1.36	1.18

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.08)	(0.03)	(0.08)	(0.03)	(0.01)
Net realized gain on investments	–	–	(0.34)	–	–

Total Distributions to Shareholders	(0.08)	(0.03)	(0.42)	(0.03)	(0.01)

NET ASSET VALUE, End of Period	$8.15	$7.57	$7.93	$12.50	$11.17

TOTAL RETURN (d)	8.75%	(4.06)%	(34.23)%	12.20%	11.78%

RATIO/SUPPLEMENTARY DATA:
Net Assets at End of Period (000’s omitted)	$19,639	$17,526	$31,630	$62,162	$52,925
Ratios to average net assets (e):
Net expenses	0.99%	0.99%	0.99%	1.19%	1.50%
Gross expenses (f)	2.33%	2.49%	1.49%	1.40%	1.82%
Net investment income	0.27%	1.22%	0.32%	0.53%	0.35%

PORTFOLIO TURNOVER RATE (d)	35%	92%	69%	58%	50%

(a)	Effective March 2, 2009, the Investor Class was reclassified as I Shares Class. For the period October 1, 2008, through March 2, 2009, total return for the Investor Class was (34.34)%. For the aforementioned period, the annualized gross expense and net expense ratios were 1,221.42% and 1.25%, respectively.
(b)	Commencement of operations.
(c)	Calculated based on average shares outstanding during the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

8	See Notes to Financial Statements.

GRISANTI BROWN VALUE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2010

Note 1. Organization

The Grisanti Brown Value Fund (the “Fund”) is a non-diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. As of March 31, 2010, the Trust had thirty-two investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund currently offers one class of shares: I Shares. The I Shares Class commenced operations on October 21, 2005. The Fund seeks capital appreciation, primarily through the purchase of U.S. equity securities, with an emphasis on absolute (positive) returns.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services. Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value (“NAV”) than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical assets

Level 2 – other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of March 31, 2010, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with GAAP. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least annually. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year

GRISANTI BROWN VALUE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2010

substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

As of March 31, 2010, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s Federal tax returns filed in the three-year period ended September 30, 2009, remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Advisory Fees, Servicing Fees and Other Transactions

Investment Adviser – Grisanti Brown & Partners LLC (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.85% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or with Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates. The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 of the Act. Under the Plan, the Fund pays the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets. The Fund’s I Shares Class has temporarily suspended the making of any payments under the Plan.

Other Service Providers – Atlantic provides fund accounting, fund administration, and transfer agency services to the Fund. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $40,000 for service to the Trust ($60,000 for the Chairman). In addition, the Chairman receives a monthly stipend of $500 to cover certain expenses incurred in connection with his duties to the Trust. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Expense Reimbursements and Fees Waived

The Adviser has agreed to voluntarily waive its fees and/or reimburse Fund expenses to the extent that total annual fund operating expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) exceed 0.99% of the Fund’s I Shares Class’ average daily net assets. Other fund service providers have voluntarily agreed to waive a portion of their fees. Voluntary fee waivers and expense reimbursements may be reduced or eliminated at any time. For the six months ended March 31, 2010, fees waived and reimbursed were as follows:

Investment Adviser Waived	Investment Adviser Reimbursed	Other Waivers	Total Fees Waived and Reimbursed
$77,815	$6,080	$38,806	$122,701

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the six months ended March 31, 2010, were $6,884,294 and $6,272,145, respectively.

GRISANTI BROWN VALUE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2010

Note 6. Federal Income Tax and Investment Transactions

As of September 30, 2009, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Long-Term Gain	$160,319
Capital and Other Losses	(17,025,524)
Unrealized Appreciation	880,348

Total	$(15,984,857)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and post-October loss deferrals.

For tax purposes, the current year post-October loss was $4,418,671 (realized during the period November 1, 2008, through September 30, 2009). This loss was recognized for tax purposes on the first business day of the Fund’s next fiscal year, October 1, 2009.

Note 7. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements. Effective for interim and annual reporting periods beginning after December 15, 2009, entities are required to disclose significant transfers into and out of Level 1 and 2 measurements in the fair value hierarchy and the reasons for those transfers. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact and the Fund has had no such events.

GRISANTI BROWN VALUE FUND

ADDITIONAL INFORMATION

MARCH 31, 2010

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (866) 775-8439 and on the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 775-8439 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2009, through March 31, 2010.

Actual Expenses – The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000.00	$1,087.51	$5.15	0.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$4.99	0.99%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

INVESTMENT ADVISER

Grisanti Brown & Partners LLC

45 Rockefeller Plaza, Suite 1709

New York, NY 10111

TRANSFER AGENT

Atlantic Fund Administration, LLC

P.O. Box 588

Portland, ME 04112

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

www.gbpfunds.com

214-SAR-0310

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	Included as part of report to stockholders under Item 1.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Registrant does not accept nominees to the board of directors from shareholders.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant      Forum Funds

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date 5/19/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date 5/19/10

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date 5/19/10